Semi-Annual Report for the Industry Leaders Fund®

December 31, 2000

REPORT

From the Adviser Claremont Investment Partners, LLC

During the past 6 months, The Industry Leaders Fund? Class I rose 0.20% and Class D shares rose 0.10%. In that same period, the S&P 500 declined 8.71% while the value component of the S&P 500 (BARRA Value Index) rose 10.58%. For the second straight six-month period, the actual performance of the two Fund classes out performed the Industry Leaders Strategy Model. We were able to take advantage of market volatility and rebalance the Fund's actual positions to the Strategy Model intra- month, which accounted for the Fund's better performance.

The Investment Environment

Our Fund faced a difficult environment in 2000. Value stocks performed much better than growth stocks over the year, especially in the last six-month period, as investor sentiment turned negative toward growth stocks. The Strategy Model produces a broad and diversified portfolio that has a significant value bias, with growth stocks comprising about 25% of the portfolio. The growth industries we hold caused our overall performance to lag the pure value indexes (BARRA Value Index and Russell 1000 Value). We were able to outperform the S&P 500 because growth stocks comprise 50% of that index.

Our Successes and Shortcomings

The model's ownership of: Enron Corp (ENE)+80%, Phillip Morris (MO)+ 75%, Keyspan Corp (KSE) +70%, Duke Energy (DUK) +50% and Schlumberger (SLB)+50%, helped to offset industries that did not perform well. Our positions in the following stocks have hurt Fund performance because they had a devastating year: Lucent (LU) –80%, Excite@Home (ATHM) –85%, Xerox (XRX) –80%, Microsoft (MSFT) –60% and Worldcom (WCOM) –74%. However, the balance provided by the Strategy Model enabled the Fund to have a loss of 0.49% in a year that saw many equity funds with double-digit losses.

Summary

We anticipate that year 2001 will exhibit volatility much like the year 2000. We believe that the Strategy Model, and therefore the Fund, is well positioned to weather the market conditions of 2001 and beyond. The Strategy Model provides the balance and discipline to manage a diversified equity portfolio. We recommend that all investors review their entire equity holdings and maintain a overall balance between growth and value as well as having a balance between equities and fixed income.

Gerald P. Sullivan
Chief Investment Officer
February 28, 2001

Performance Summary

Performance Summary

For Industry Leaders Fund®

All the data on this page represent past performance on a pre-tax basis, which cannot be used to predict future returns that may be achieved by the Fund. Note, that both share price and return can fluctuate widely. An investor’s shares, when redeemed, could be worth more or less than their original cost.

Annual Investment Returns

	ILF	ILF	S&P	S&P BARRA
	Class I	Class D	500 Index	Value Index
1999*	4.10%	4.00%	13.89%	7.52%
2000	-0.48%	-0.87%	-9.10%	6.07%

*Inception 3/17/99

Cumulative Performance

This graph and following table, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P BARRA Value Index® and the S&P 500 Index®. Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

	ILF	ILF	S&P	S&P BARRA
Value of $10,000	Class I	Class D	500 Index	Value Index
Inception 3/17/99	10,000	10,000	10,000	10,000
June 30, 1999	10,770	10,770	10,575	10,870
December 31, 1999	10,410	10,400	11,389	10,752
June 30, 2000	10,340	10,300	11,340	10,314
December 31, 2000	10,360	10,310	10,352	11,405

Comparative Actual and Hypothetical Average Annual Return Performance
Of the Industry Leaders Fund and The Industry Leaders Strategy Model(a)(b)

	Industry Leaders Fund®		Strategy Model***

S&P 500®

						S&P BARRA

Period*

	Class I	Class D	Class I	Class D

Index®

						Value Index®
1 Year	-0.48%	-0.87%	-1.55%	-1.79%	-9.10%	6.07%
From Inception**	1.99%	1.72%	1.20%	0.96%	1.95%	7.60%

*1 year period 1/1/00 to 12/31/00.
**Inception date 3/17/99, From Inception 3/17/99 to 12/31/00.
***Strategy Model calculated as described in Prospectus dated 8/29/00, Investment Strategy Section. (2% held in cash and class respective expenses of 0.70% for Class I and 0.95% for Class D taken out on a monthly basis).

(a) Past performance is not indicative of future performance.
(b) Both Classes of the Industry Leaders Fund® are net of all expenses, versus the gross market benchmarks (the S&P BARRA Value Index® and the Russell Value Index®). Investors are reminded that when trying to achieve benchmark returns, investment management fees and transaction costs will be incurred.

Schedule of Investments - December 31, 2000 (Unaudited)

Industry Leaders Fund®
Schedule of Investments - December 31, 2000 (Unaudited)

Common Stocks - 99.3%	Shares	Value

AEROSPACE & DEFENSE - 1.2%
Aerospace & Defense - 1.2%
Boeing Company	585	38,610

BASIC INDUSTRIES - 7.9%
Chemicals - 1.7%
Dupont (EI) de NeMours	620	29,954
Rohm & Haas Company	660	23,966
		53,920
Iron & Steel - 0.2%
USX-U.S. Steel Group	300	5,400

Manufacturers - Diversified - 3%
Illinois Tool Works, Inc.	200	11,913
Minnesota Mining & Manufacturing Company	230	27,715
Tyco International, Inc.	1,019	56,555
		96,183
Metals & Mining - 1.1%
Alcoa, Inc.	665	22,278
Barrick Gold Corporation	540	8,845
Nucor Corporation	110	4,366
		35,489
Packaging & Containers - 0.5%
Crown Cork & Seal, Inc.	2,180	16,214

Paper & Forest Products - 1.4%
International Paper, Inc.	1,105	45,098

CONSTRUCTION & REAL ESTATE - 0.9%
Building Materials - 0.5%
LaFarge Corporation	330	7,796
Masco Corporation	350	8,991
		16,787
Construction - 0.4%
Centex Corporation	240	9,015
Clayton Homes, Inc.	300	3,450
		12,465

Industry Leaders Fund®
Schedule of Investments - December 31, 2000 (Unaudited)

Common Stocks - continued	Shares	Value

DURABLES - 3.2%
Autos & Auto Parts - 2.2%
General Motors Corporation	960	48,900
Goodyear Tire & Rubber Company	300	6,897
Magna International - Class A	390	16,356
		72,153
Consumer Durables - 0.1%
Whirlpool Corporation	100	4,769

Home Furnishings - 0.3%
Leggett & Platt, Inc.	480	9,090

Textiles & Apparel - 0.6%
Nike, Inc. - Class B	100	5,581
Springs Industries, Inc. - Class A	100	3,244
V.F. Corporation	250	9,060
		17,885

ENERGY - 6.9%
Energy Services - 1.2%
Schlumberger Ltd.	490	39,169

Oil & Gas - 5.7%
Anadarko Petroleum Corporation	220	15,638
Chevron Corporation	180	15,199
Exxon Mobil Corporation	839	72,941
Royal Dutch Petroleum	1,280	77,520
		181,298

FINANCE - 24.7%
Banks - 10.4%
Bank of America Corporation	1,650	75,694
Bank One Corporation	845	30,948
Chase Manhattan, Inc.	1,587	72,109
Citigroup, Inc.	1,451	74,092
Wells Fargo, Inc.	1,455	81,025
		333,868
Thrift - 1%
Washington Mutual	570	30,246

Federal Sponsored Credit - 1.9%
Fannie Mae	690	59,858
Industry Leaders Fund®
Schedule of Investments - December 31, 2000 (Unaudited)

Common Stocks - continued	Shares	Value

DURABLES - 3.2%
Autos & Auto Parts - 2.2%
General Motors Corporation	960	48,900
Goodyear Tire & Rubber Company	300	6,897
Magna International - Class A	390	16,356
		72,153
Consumer Durables - 0.1%
Whirlpool Corporation	100	4,769

Home Furnishings - 0.3%
Leggett & Platt, Inc.	480	9,090

Textiles & Apparel - 0.6%
Nike, Inc. - Class B	100	5,581
Springs Industries, Inc. - Class A	100	3,244
V.F. Corporation	250	9,060
		17,885

ENERGY - 6.9%
Energy Services - 1.2%
Schlumberger Ltd.	490	39,169

Oil & Gas - 5.7%
Anadarko Petroleum Corporation	220	15,638
Chevron Corporation	180	15,199
Exxon Mobil Corporation	839	72,941
Royal Dutch Petroleum	1,280	77,520
		181,298

FINANCE - 24.7%
Banks - 10.4%
Bank of America Corporation	1,650	75,694
Bank One Corporation	845	30,948
Chase Manhattan, Inc.	1,587	72,109
Citigroup, Inc.	1,451	74,092
Wells Fargo, Inc.	1,455	81,025
		333,868
Thrift - 1%
Washington Mutual	570	30,246

Federal Sponsored Credit - 1.9%
Fannie Mae	690	59,858
Industry Leaders Fund®
Schedule of Investments - December 31, 2000 (Unaudited)

Common Stocks - continued	Shares	Value

MEDIA & LEISURE - 6.1%
Broadcasting - 1.7%
Comcast Corporation - class A, Non-voting (a)	300	12,525
Clear Channel Communications	900	43,594
		56,119
Entertainment - 2%
Viacom Inc. - Class B (a)	1,350	63,113

Lodging & Gaming - 1%
Carnival Corporation	600	18,488
Park Place Entertainment Corporation (a)	1,260	15,041
		33,529
Publishing - 0.8%
Tribune Company	500	21,125
McGraw-Hill Companies	100	5,863
		26,988
Restaurants - 0.6%
McDonald's Corporation	520	17,680

NON-DURABLES - 3.5%
Beverages - 0.7%
Coca-Cola Company	380	23,156

Foods - 1.2%
Unilever N.V.	618	38,895

Household Products - 0.9%
Gillette Company	100	3,613
Procter & Gamble, Inc.	300	23,531
		27,144
Tobacco - 0.7%
Philip Morris Companies	520	22,870

RETAIL & WHOLESALE - 5.8%
Department Stores - 0%
Penney (J.C.)	75	816

Drug Stores - 0.2%
Walgreen Company	150	6,272

General Merchandise Stores - 2.4%
Wal-Mart Stores, Inc.	1,450	77,031
Industry Leaders Fund®
Schedule of Investments - December 31, 2000 (Unaudited)

Common Stocks - continued	Shares	Value

RETAIL & WHOLESALE - continued
Grocery Stores - 0.8%
Albertson's, Inc.	760	20,140
Supervalu, Inc.	115	1,596
SYSCO Corporation	100	3,000
		24,736
Specialty - 2.4%
AutoNation, Inc. (a)	3,555	21,330
Home Depot, Inc.	425	19,417
Genuine Parts Co.	200	5,238
Toys R Us, Inc. (a)	1,935	32,290
		78,275

SERVICES - 0.2%
Advertising - 0.1%
Interpublic Group	100	4,256

Educational Services - 0.1%
Sylvan Learning Systems, Inc. (a)	100	1,481

TECHNOLOGY - 13.5%
Communications Equipment - 1.3%
Lucent Technologies, Inc.	3,205	43,268

Computer Services & Software - 4.2%
Computer Associates International Inc.	910	17,745
WebMD Corporation (a)	6,675	52,983
Synavant Inc. (a)	5	23
Microsoft, Inc. (a)	1,465	63,544
		134,295
Computers & Office Equipment - 3%
Cisco Systems Inc.	1,550	59,288
International Business Machines, Inc.	435	36,975
		96,263
E-Commerce - 0.4%
I2 Technologies Inc. (a)	220	11,963

Electronics - 4.1%
Intel Corporation	2,140	64,334
JDS Uniphase Corporation (a)	895	37,310
Motorola Inc.	1,455	29,464
		131,108
Industry Leaders Fund®
Schedule of Investments - December 31, 2000 (Unaudited)

Common Stocks - continued	Shares	Value

TECHNOLOGY - continued
Photography & Imaging - 0.4%
Xerox Corporation	2,400	11,100

Wireless Networking - 0.1%
Aether Systems, Inc.	100	3,913

TRANSPORTATION - 2.8%
Air Transportation - 1%
AMR Corporation (a)	840	32,918

Railroads - 1.2%
Union Pacific Corporation	750	38,063

Services - 0.5%
United Parcel Service, Inc. - Class B	265	15,569

Water Transportation - 0.1%
Alexander & Baldwin, Inc.	100	2,625

UTILITIES - 14%
Electric Utility - 4.8%
Duke Energy, Inc.	865	73,741
PG&E Corporation	1,070	21,400
The Southern Company	185	6,151
TXU Corporation	1,215	53,840
		155,132
Natural Gas - 1.6%
Enron Corporation	490	40,731
KeySpan Corporation	270	11,441
		52,172
Telephone Services - 7.4%
AT&T Corporation	3,410	58,823
Verizon Communications Inc.	1,240	62,155
MCI WorldCom (a)	4,140	58,219
SBC Communications, Inc.	1,215	58,016
		237,213
Water - 0.1%
American Water Works, Inc.	100	2,938

TOTAL COMMON STOCKS (Cost $3,061,578)		3,183,259

Industry Leaders Fund®
Schedule of Investments - December 31, 2000 (Unaudited)

	Principal
	Amount	Value
Money Market Securities - 0.7%
Fiduciary Money Market Fund, 4.88% (b)
(Cost $23,074)	23,074	23,074

TOTAL INVESTMENTS - 100% (Cost $3,084,652)		3,206,333

OTHER ASSETS LESS LIABILITIES - 0%		1,066

TOTAL NET ASSETS - 100%		3,207,399

(a) Non-income producing
(b) Variable rate security; the coupon rate
shown represents the rate at December 29, 2000

Industry Leaders Fund®			December 31, 2000
Statement of Assets & Liabilities (Unaudited)

Assets
Investment in securities ($3,084,652)			$3,206,333
Cash			132
Dividends receivable			2,897
Interest receivable			151
Total assets			3,209,513

Liabilities
Accrued investment advisory fee payable	$1,883
Accrued distribution fee payable	232

Total liabilities			2,115

Net Assets			$3,207,398

Net Assets consist of:
Paid in capital			$3,272,998
Accumulated undistributed net investment income			19,050
Accumulated net realized gain (loss) on investments			(206,331)
Net unrealized appreciation on investments			121,681

Net Assets			$3,207,398

Class D:
Net Asset Value, offering price and redemption
price per share ($1,095,613 / 110,921 shares)			$9.88

Class I:
Net Asset Value, offering price and redemption
price per share ($2,111,785 / 213,108 shares)			$9.91

Industry Leaders Fund®
Statement of Operations for June 30, 2000 to December 31, 2000 (Unaudited)

Investment Income
Dividend income			$26,360
Interest income			508
Total Income			26,868

Expenses
Investment advisory fee	$11,412
Distribution fees - Class D	1,412
Total operating expenses			12,825
Net Investment Income			14,043

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	(19,240)
Change in net unrealized appreciation (depreciation)
on investment securities	7,592
Net gain (loss) on investment securities			(11,648)
Net increase in net assets resulting from operations			$2,395

Industry Leaders Fund®
Statement of Changes in Net Assets (Unaudited)

	Six months
	ended		Year ended
	December 31,		June 30,
	2000		2000
Increase (Decrease) in Net Assets
Operations
Net investment income	$14,043		$28,664
Net realized gain (loss) on investment securities	(19,240)		(108,086)
Change in net unrealized appreciation (depreciation)	7,592		(29,776)
Net increase (decrease) in net assets resulting from operations	2,395		(109,198)
Distributions to shareholders
From net investment income	(11,025)		(20,510)
Return of capital	-		-
From net realized gain	(72,688)		(27,621)
Total distributions	(83,713)		(48,131)
Share Transactions - net increase
Class D	30,032		32,335
Class I	144,495		485,236
Net increase in net assets resulting
from share transactions	174,527		517,571
Total increase in net assets	93,209		360,242

Net Assets
Beginning of period	3,114,189		2,753,947

End of period (including accumulated undistributed net investment	$3,207,398		$3,114,189
income of $19,050 and $16,032 respectively)

Industry Leaders Fund®
Class D
Financial Highlights (Unaudited)

	Six months			Period
	ended		Year Ended	ended
	December 31,		June 30,	June 30,
	2000		2000	1999 (a)
Selected Per Share Data
Net asset value, beginning of period	$10.13		$10.77	$10.00
Income from investment operations
Net investment income	0.05		0.09	0.03
Net realized and unrealized gain	(0.04)		(0.56)	0.74
Total from investment operations	0.01		(0.47)	0.77
Distributions
Net investment income	(0.03)		(0.07)	0.00
Net realized gains	(0.23)		(0.10)	0.00
Total Distributions	(0.26)		(0.17)	0.00

Net asset value, end of period	$9.88		$10.13	$10.77

Total Return	0.10%		(4.36)%	7.70%	(b)

Ratios and Supplemental Data
Net assets, end of period (000)	$1,096		$1,093	$1,130
Ratio of expenses to average net assets	0.95%	(c)	0.95%	0.95%	(c)
Ratio of net investment income to
average net assets	0.70%	(c)	0.84%	0.84%	(a)
Portfolio turnover rate	109.88%	(c)	78.04%	64.93%	(a)

(a) March 17, 1999 (commencement of operations) to June 30, 1999.
(b) For periods of less than a full year, total returns are not annualized.
(c) Annualized

Industry Leaders Fund®
Class I
Financial Highlights (Unaudited)

	Six months			Period
	ended		Year Ended	ended
	December 31,		June 30,	June 30,
	2000		2000	1999 (a)
Selected Per Share Data
Net asset value, beginning of period	$10.16		$10.77	$10.00
Income from investment operations
Net investment income	0.05		0.11	0.04
Net realized and unrealized gain	(0.03)		(0.54)	0.73
Total from investment operations	0.02		(0.43)	0.77
Distributions
Net investment income	(0.04)		(0.08)	0.00
Net realized gains	(0.23)		(0.10)	0.00
Total Distributions	(0.27)		(0.18)	0.00

Net asset value, end of period	$9.91		$10.16	$10.77

Total Return	0.20%		(3.92)%	7.70%	(b)

Ratios and Supplemental Data
Net assets, end of period (000)	$2,112		$2,021	$1,624
Ratio of expenses to average net assets	0.70%	(c)	0.70%	0.70%	(c)
Ratio of net investment income to
average net assets	0.95%	(a)	1.10%	1.39%	(a)
Portfolio turnover rate	109.88%	(a)	78.04%	64.93%	(a)

(a) March 17, 1999 (commencement of operations) to June 30, 1999.
(b) For periods of less than a full year, total returns are not annualized.
(c) Annualized

INDUSTRY LEADERS FUND®
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000

NOTE 1. ORGANIZATION

Industry Leaders Fund® (the "Fund") was organized as a series of Industry Leaders Fund®, a Delaware business trust (the "Trust), on December 13, 1995 and commenced operations on March 17, 1999. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company. The Fund's investment objective is to provide long-term capital appreciation. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

The Fund currently consists of two classes of shares, Class D and Class I, each of which has equal rights as to assets and voting privileges except that each class has different distribution expenses. Each class has exclusive voting rights with respect to its distribution plans.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last-quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Adviser, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.

Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional- size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review by the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized-cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to comply with federal tax rules regarding distribution of substantially all its net investment income and capital gains. These rules may cause multiple distributions during the course of the year.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Redemption Fees - Class D shares held in the fund less than six months are subject to a redemption fee equal to 0.75% of an amount equal to the lesser of the net asset value at time of purchase of Class D shares being redeemed or the net asset value of such Class D shares at time of redemption. The fee, which is retained by the Fund, is accounted for as an addition to paid in capital.

Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains Claremont Investment Partners® L.L.C. (the "Adviser") to manage the Fund's investments. The Adviser is organized as a Delaware limited liability company and its Chief Executive Officer is Barry F. Sullivan. Barry F. Sullivan is the father of the Portfolio Manager, Gerald P. Sullivan who is primarily responsible for the day-to-day management of the Fund's portfolio.

Under the terms of the management agreement, (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage commission and SEC fees. As compensation for its management services and agreement to pay the Fund's expenses (except for brokerage commission and SEC fees), the Fund is obligated to pay the Adviser a fee of 0.70% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses are paid by the Fund.

For the semi-annual period ended December 31, 2000, the Adviser received a fee of $11,412 from the Fund. Certain officers and trustees of the Fund are also officers of the Adviser and shareholders of the Fund.

On behalf of the Class D shares, the fund has adopted a distribution fee (the "Distribution Plan") under Rule 12b-1 of the 1940 Act. Under the Distribution Plan, the Fund is authorized to pay a fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Class D Shares. For the semi-annual period ended December 31, 2000, the Adviser received distribution fees of $1,412 from the Fund for expenses related to the sale of Fund shares.

NOTE 4. SHARE TRANSACTIONS

As of December 31, 2000, there was an unlimited number of authorized shares for the Fund. Paid in capital on December 31, 2000 was $3,272,998.

NOTE 4. SHARE TRANSACTIONS - continued

Transactions in shares were as follows:

	Six months Ended		Year Ended
	December 31, 2000		June 30, 2000
Class D:	Shares	Dollars	Shares	Dollars
Shares Sold	201	$2,024	1,142	$11,500
Shares issued in
reivestment of dividend	2,831	$28,054	1,752	$17,786
Shares Redeemed	(4)	($45)	0	$0
Total	3,027	$30,033	2,894	$29,286

	Six months Ended		Year Ended
	December 31, 2000		June 30, 2000
Class I:	Shares	Dollars	Shares	Dollars
Shares Sold	9,405	$98,292	46,782	$470,668
Shares issued in
reivestment of dividend	5,600	$55,660	2,990	$30,345
Shares Redeemed	(924)	($9,457)	(1,514)	($15,777)
Total	14,081	$144,495	48,258	$485,236

*Fund Inception 3/17/1999

NOTE 5. INVESTMENTS

For the six-month period ended December 31, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $1,878,202 and $1,770,785, respectively. As of December 31, 2000, the gross unrealized appreciation for all securities totaled $484,699 and the gross unrealized depreciation for all securities totaled $363,018 for a net unrealized appreciation of $121,681. The aggregate cost of securities for federal income tax purposes at December 31, 2000 was $3,234,653. The difference between book cost of securities and tax cost of securities is due to wash sales of $28,320.

NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. RELATED PARTY TRANSACTIONS

The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2000, Barry F. Sullivan, Chief Executive Officer of Claremont Investment Partners, L.L.C. (the Adviser) beneficially owns 32.2% of the Fund and is deemed a control person. Donaldson Lufkin Jenrette Securities Corporation Inc. owns 32.3% of the shares of the Fund (for the account of Barry F. Sullivan) and is deemed a control person.